Exhibit 10.2

                            CONFIDENTIAL DEMAND LOAN


Date of Issuance:          June 15, 2008

Borrower:                  Silver Bay Resources Inc. ("Silver Bay")

Lender:                    Donald Gardner

Structure:                 Demand Loan ("Loan")

Principal:                 $60,000 USD.

Period:                    No fixed term

Interest:                  Zero percent

Terms: Upon the mutual agreement of both the borrower and lender, Silver Bay Resources Inc shall pay back in full the principal owed.

Confidentiality:           The  parties  agree to keep this  term  sheet and its
                           contents confidential and not to distribute it to, or discuss it with, any third party (other than the parties' legal and financial advisors, who shall be informed of the confidential nature of this document) without the prior express written consent of the parties.

The undersigned parties hereby represent and warrant that this term sheet has been duly authorized, executed and delivered.

By Silver Bay Resources Inc.


/s/ D. Gardner
--------------------------
Authorized Signatory